SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934
                                (Amendment No.    )


Filed by the Registration                              [X]
Filed by a party other than the Registration           [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

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                               INVESCO VALUE TRUST

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

      (5)   Total fee paid:

            ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ---------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ---------------------------------------------

      (3)   Filing Party:

            ---------------------------------------------

      (4)   Date Filed:

            ---------------------------------------------

^
                                                             INVESCO VALUE TRUST
                                                            ^ September 17, 1997
--------------------------------------------------------------------------------


Dear INVESCO Value Trust Shareholder:


      Enclosed is a Proxy Statement for the ^ October 28, 1997 ^ special meeting of shareholders of INVESCO Value Equity Fund (the "Value Equity Fund"), INVESCO Intermediate Government Bond Fund (the "Intermediate Government Bond Fund") and INVESCO Total Return Fund ^(each, a "Fund" and collectively, the "Funds"), the three series of INVESCO Value Trust (the "Trust").

      As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve changes to the investment policies of each of the Funds, to permit each Fund to ^ utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law. In addition, shareholders of the Value Equity and Intermediate Government Bond Funds will be asked to approve a Plan and Agreement of Distribution (the "Plan") applicable ^ to ^ new assets in the Value Equity Fund and Intermediate Government Bond Fund ^ after ^ the Plan is implemented.

      The board of trustees of the Trust believes that both the change in investment policy and the Plan are in the best interests of the Funds' shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

      YOUR VOTE IS IMPORTANT. THE CHANGES IN INVESTMENT POLICIES AND THE PLAN WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT ADDITIONAL TELEPHONE CANVASSING WHICH WOULD INCREASE COSTS TO SHAREHOLDERS. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.


Sincerely,

/s/ Dan J. Hesser
----------------------
Dan J. Hesser
President
INVESCO Value Trust
   INVESCO Value Equity Fund
   INVESCO Intermediate Government Bond Fund
   INVESCO Total Return Fund

 ^

                                                             INVESCO VALUE TRUST
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237



                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON ^ OCTOBER 28, 1997^
--------------------------------------------------------------------------------




      Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Value Equity Fund, INVESCO Intermediate Government Bond Fund and INVESCO Total Return Fund ^(each, a "Fund" and collectively, the "Funds"), the three series of INVESCO Value Trust (the "Trust"), will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 on ^ Tuesday, October 28, 1997^, at 10:00 a.m., Mountain Time, for the following purposes:

      1. To approve or disapprove a change in the investment ^ policies of the Funds to allow each Fund to ^ utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law.


      2. To approve or disapprove a Plan and Agreement of Distribution (the "Plan) for the Value Equity and Intermediate Government Bond Funds.

      3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


      The board of trustees of the Trust has fixed the close of business on ^ September 4, 1997 ^ as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ^ September 17, 1997, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237.


      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of trustees of the Trust.

                                      IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.


      The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Trust will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposals 1 and 2 for any Fund.


      Your vote, then, could be critical in allowing the Trust to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                          By Order of the Board of Trustees,

                                          /s/ Glen A. Payne
                                          ------------------------
                                          Glen A. Payne
                                          Secretary




Denver, Colorado
Dated: ^ September 17, 1997

                                                           ^ INVESCO VALUE TRUST
                                                            ^ September 17, 1997
--------------------------------------------------------------------------------



                                 INVESCO VALUE TRUST
                               7800 East Union Avenue
                               Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ^ OCTOBER 28, 1997^


                                    INTRODUCTION


      The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of INVESCO Value Trust (the "Trust") on behalf of
INVESCO Value Equity Fund (the "Value Equity Fund"), INVESCO Intermediate Government Bond Fund (the "Intermediate Government Bond Fund") and INVESCO Total Return Fund (the "Total Return Fund") ^(each, a "Fund" and collectively, the "Funds"), the three series of the Trust, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on ^ Tuesday, October 28, 1997^, at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE TRUST'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE TRUST FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, AND SEMIANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS FOR THE PERIOD ENDED FEBRUARY 28, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE TRUST, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is ^ September 17, 1997.

      The primary purposes of the Meeting are to allow  shareholders to consider
(i) a change in the investment ^ policies of each Fund to allow ^ each Fund to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law and (ii) a Plan and Agreement of Distribution (the "Plan") for the Value Equity Fund and Intermediate Government Bond Fund.

      The following factors should be considered by shareholders in determining whether to authorize the change in investment policy to permit ^ the Funds to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law:

o The change in investment ^ policies, if approved, would assist the Funds in achieving their respective investment objectives.


o The change, if approved, will permit the Funds to invest in these instruments as a hedge against the volatility associated with investments in the Funds.

o If approved, the change could result in additional risks associated with such investments.

      The following factors should be considered by shareholders of the Value Equity Fund and Intermediate Government Bond Fund in determining whether to approve the Plan:

o     The  Plan  has been  approved  by the  Board  of  Trustees  of the  Trust,
      including   the   Trustees   who  are   completely   independent   of  any
      INVESCO-affiliated company (the "Independent Trustees").

o The relationship of the Plan to the overall cost structure of the Value Equity and Intermediate Government Bond Funds.

o The potential long-term benefits of the Plan to the Value Equity and Intermediate Government Bond Funds and their shareholders.

o     The effect of the Plan on existing shareholders.

      If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals 1 and 2. A majority of the outstanding shares of the Trust entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

      Because the proposals being submitted for a vote of the shareholders of each Fund are similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

      In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

      Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Trust at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.


      Shareholders of record of the Funds ^ at the close of business on ^ September 4, 1997 ^(the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, ^ 79,671,809.395 shares of beneficial interest of the Trust, $.01 par value per share, were outstanding, ^ including 13,147,680.691 shares of the Value Equity Fund, 3,569,689.441 shares of the Intermediate Government Bond Fund and 66,524,128.704 shares of the Total Return Fund.

      In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Trust, ^ by officers and employees of INVESCO Funds Group, Inc. ("IFG"), the investment adviser and transfer agent of the Funds ^, and by officers and employees of INVESCO Distributors, Inc. ("IDI"), the distributor of the Funds, personally or by telephone or telegraph, without special compensation. Until September 29, 1997, ^ IFG is the distributor of the Funds. Effective on that date, ^ IDI, a wholly-owned subsidiary of ^ IFG, will become the distributor of the Funds. ^ IFG and IDI are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.


      As the meeting date approaches, certain shareholders whose votes the Trust has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      SCC has received an opinion of Massachusetts counsel that addresses the validity, under the applicable laws of the State of Massachusetts, of authorization given orally to execute a proxy. The opinion given by Massachusetts counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Trust, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

      All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid half by INVESCO and half by the Funds except for the proposal relating to the proposed Plan which will be borne half by INVESCO and half by the Value Equity and Intermediate Government Bond Funds.

     The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1 and 2. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.



PROPOSAL 1:       APPROVAL OR DISAPPROVAL OF THE CHANGE IN INVESTMENT
                  POLICY PERMITTING ^ THE FUNDS TO UTILIZE FUTURES
                  CONTRACTS, OPTIONS ON FUTURES, PUTS AND CALLS.


BACKGROUND


      The current fundamental investment policies of the Funds concerning ^ utilization of futures contracts and options on futures or specific securities, as disclosed in the Statement of Additional Information, are as follows:

      Neither the Trust nor any Fund will:

      ...(7) Make short sales of securities or maintain a short position. The INVESCO Intermediate Government Bond and Total Return Funds, however, may write covered call options and cash secured puts. See the section entitled "Risk Factors" in the Prospectus, and the section entitled "Investment Policies and Restrictions" in the Statement of Additional Information.

      ...(8) Purchase securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      ...(9) Purchase or sell real estate or interests in real estate. A Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.


      ...(10) Purchase or sell commodities or commodity contracts. The INVESCO
              Intermediate Government Bond and Total Return Funds, however, may enter into interest rate futures contracts if immediately after such a commitment the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under futures contract purchases would not exceed 30% of the INVESCO Intermediate Government Bond Fund's and the INVESCO Total Return Fund's total assets.^

      Under these fundamental investment policies, the Funds are prohibited from ^ utilizing futures contracts or options. Of the 45 open-end mutual funds for which ^ IFG serves as investment adviser (the "INVESCO Mutual Funds"), 21 have the ability to ^ utilize futures contracts and options^ on futures or specific securities. IFG and the Funds' sub-adviser, INVESCO Capital Management, Inc. ("ICM") (collectively, "Fund Management") are asking shareholders to amend these policies so that the Funds may ^ utilize such instruments.


REASONS FOR THE REQUESTED CHANGES


      Futures contracts, options on futures, puts and calls are part of a wider group of financial instruments commonly known as "derivatives^" because their value "derives" from an underlying security or index. Although derivatives in recent years often have been characterized as high-risk investments, such descriptions most often are applied to the use of derivatives in an attempt to increase mutual fund performance. Fund Management, to the contrary, wishes to utilize futures contracts, options on futures, puts and calls in an attempt to hedge the risk inherent in ^ a Fund's portfolio. Although ^ utilizing such instruments presents a certain degree of potential risk, in the opinion of Fund Management and the Board the Funds' present inability to hedge portfolio risk through the use of such instruments may itself be a potential risk under certain market conditions. Although hedging in this manner may potentially increase a Fund's investment return in certain markets, that, of course, cannot be guaranteed. The primary purpose for the use of these instruments by the Funds is a defensive one.

      Options currently are traded on several companies' securities in which the Funds invest and, in addition, options are available on several ^ indexes that reflect certain markets in which the Funds invest. The ability to ^ utilize such instruments may allow a Fund to hedge against downward price movements in these securities and markets, thus enhancing a Fund's ability to protect the value of its assets in declining markets.

      Moreover, many of the Funds' competitors are authorized to use, and actively do utilize futures contracts, options on futures, puts and calls. The Funds' present inability to utilize these instruments puts the Funds at a competitive disadvantage, to the potential detriment of their shareholders.

      Of course, ^ utilizing such instruments is not without risk. The use of these instruments requires skills and involves risks different from those involved in trading the other instruments in which the Funds invest. Among these risks is the possibility that there may be imperfect correlation, or no correlation at all, between price movements in an option or future and the underlying instrument being hedged. The successful use of these instruments will depend upon the ability of Fund Management to ^ use derivatives for defensive purposes. Your attention is directed specifically to the descriptions of these instruments under this proposal and to Exhibit A attached hereto which further describes these risks.


PROPOSED CHANGES TO INVESTMENT POLICY


      Fund Management and the Board have determined that the ability to ^ utilize futures contracts, options on futures, puts and calls would provide the Funds with an important additional means for seeking to hedge the value of their portfolios, i.e., attempting to reduce the overall level of investment risk that normally would be expected to be associated with a Fund's portfolio and attempting to protect each Fund against market movements that might adversely affect the value of a Fund's assets or the price of securities that the Fund is considering purchasing. The Trustees believe that the Funds would benefit from having the flexibility to deal in such instruments, in addition to their other investments, and that the Funds' ^ use of these instruments would be consistent with each Fund's respective investment objective and policies. There can be no assurance, however, that the use of these instruments by a Fund will assist it in achieving its investment objective.


      Accordingly, the Board, including all of the Independent Trustees, unanimously approved the proposed change in a meeting on May 16, 1997, and is proposing that shareholders approve the modification of the above-quoted fundamental investment policies of the Funds. Under the proposal, the language of these fundamental investment policies would be revised to read, in their entirety, as follows:

      Neither the Fund nor any Portfolio will:

      ...(7) sell short, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts and calls.

      ...(8) buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts and calls.

      ...(9) buy or sell commodities or commodity contracts (however, the Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts.


      In order to ensure that the proposed modification of the Funds' fundamental investment policies will not have the effect of unduly increasing the ^ risk involved in investing in any Fund's shares and to ensure that each Fund will continue to comply with and adhere to all limitations imposed by the Commodity Futures Trading Commission (the "CFTC"), the Board also has approved the following new non-fundamental investment policy for the Funds which will be effective if Proposal 1 is adopted by ^ each Fund's shareholders:

            The Funds will not (i) enter into any futures contracts ^, options on futures ^, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding ^ derivative positions held by ^ each Fund and premiums paid on outstanding ^ positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any ^ derivative positions if the aggregate net amount of the Fund's commitments under outstanding ^ derivative positions of the Fund would exceed the market value of the total assets of the Fund.

      This new non-fundamental investment policy will result in each Fund being able to ^ utilize up to 5% of its respective total assets as margin deposits for futures contracts ^, options on futures ^, puts and calls as long as that Fund's commitments under any outstanding ^ derivative positions is not greater than the total assets of the Fund. Making this new policy a non-fundamental investment policy will give the Board, which includes a majority of Trustees who are completely independent of any INVESCO- affiliated company, greater flexibility to modify the policy in the future if any such modification is deemed to be in the best interests of the Funds' shareholders. No further shareholder approval will be required if the Board makes such future modification.


VOTE REQUIRED

      As provided under the Investment Company Act of 1940 (the "1940 Act"), approval of the investment policy changes will require the affirmative vote of a majority of the outstanding shares of each Fund voting as a separate class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

      If approved, this Proposal will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposal have been satisfied. If the shareholders of any particular Fund fail to approve this Proposal, the Fund's above-quoted fundamental investment policies will remain unchanged.


                  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND
                         THAT EACH FUND'S SHAREHOLDERS VOTE
                              IN FAVOR OF PROPOSAL 1.



PROPOSAL 2:       APPROVAL OR DISAPPROVAL OF THE PLAN AND AGREEMENT OF
                  DISTRIBUTION


BACKGROUND


      At ^ the Meeting, shareholders of the Value Equity and Intermediate Government Bond Funds (the "Plan Funds") are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on May 16, 1997. The reasons why the Trustees, including all of the Independent Trustees, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Plan Funds, with resulting benefits to the Plan Funds and their shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by ^ IDI on behalf of the Plan Funds would benefit each Plan Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which each Plan Fund's assets will be available to compensate ^ IDI for a portion of the costs of marketing and distributing shares of the respective Plan Fund.


      CHANGING MUTUAL FUND DISTRIBUTION PATTERNS


      In years past, no-load mutual funds such as those offered by the Trust were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as ^ full-service brokerage firms, discount brokers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. ^ According to Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), retail equity mutual funds with similar capital appreciation objectives to those of the Value Equity Fund, which are primarily distributed through financial intermediaries, offer, with very few exceptions, distribution or service fees to such third party intermediaries. Among such funds during 1996, Strategic Insight estimated that 93% of net cash flows (new sales net of redemptions) were captured by funds with stated annual fees to intermediaries of 25 basis points or higher; only 7% of net flows were captured by such funds not offering such fees. Strategic Insight also reviewed U.S. government bond funds with an intermediate maturity sold in a similar manner, and found that mutual funds controlling 97% of the assets of such funds offer such fees to intermediaries. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. ^ IFG has advised the Trust that nearly 80% of the gross ^ sales of all INVESCO Mutual Funds in calendar year 1996 came through third party ^ intermediaries.

      While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries and advisory services asset allocation, the Trust's pricing structure has remained unchanged. Historically, ^ IFG has compensated these third parties, and paid a wide variety of ^ marketing expenses, out of the revenues it derives from the Plan Funds for portfolio management and other services provided to the Plan Funds. In the judgment of ^ IFG and the Board, continuing this approach places the Plan Funds at a competitive marketing disadvantage to their peers.

     Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Trust compete against management companies having far greater resources at their command. The costs of ^ distributing the INVESCO Mutual Funds (including the Plan Funds) have increased substantially over the last few years. In 1992, ^ IFG spent $6.7 million ^ distributing the INVESCO Mutual Funds; in 1996, ^ IFG spent $11 million on such efforts. ^ While INVESCO cannot outspend its competitors, it believes it must spend at least enough to provide what its competitors offer to third parties to distribute and provide services to their mutual funds and to generally inform investors that the Plan Funds offer attractive alternatives to other fund groups. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Plan Funds.

      This is a need that is not unique to the Trust, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares and providing ongoing services to shareholders.

      Several of the INVESCO Mutual Funds adopted ^ distribution plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper Analytical Services, Inc. shows that at December 31, 1996, 6,367 of the 10,118 open-end mutual funds registered with the SEC (62.9%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of ^ service fees, to compensate third party ^ intermediaries for helping to sell fund shares and to provide ongoing services to shareholders.

      It is important to note that adoption of the Plan will NOT result in a windfall of revenue for INVESCO. INVESCO has committed to the Board, and the Board has acted in reliance on such commitment, that it will continue bearing expenses of marketing the ^ INVESCO Mutual Funds at least equal to the level of expenses that it ^ has currently committed to the Board to bear (at least $2.5 million annually). Thus, adoption of the proposed Plan will have the effect of making additional ^ monies available for promotion and marketing of the Plan Funds, but will not result in increased profits to INVESCO from INVESCO's reducing its own marketing expenditures below the commitment level.

      The Board and INVESCO believe that the adoption of the Plan is reasonably likely to improve the sales of Plan Fund shares by providing third party ^ intermediaries with an incentive to provide ongoing services to Plan Fund shareholders, sell shares of the Plan Funds^ and by providing monies for INVESCO to embark on an enhanced ^ distribution effort on behalf of the Plan Funds which the Board and INVESCO believe ^ should assist the Plan Funds ^ to remain competitive in the marketplace.


      IMPACT OF THE PROPOSED PLAN ON THE COST STRUCTURES OF THE PLAN FUNDS


     The proposed Plan is PROSPECTIVE in nature. Thus, the fee will only be assessed based on new sales of shares, exchanges into each Fund and reinvestments of dividends and capital gains distributions (collectively, "New Assets") of each Fund which occur after the Plan is implemented. If approved by shareholders, the Plan will become effective on the first day of the month following the month in which shareholder approval is received, and the first payments under the Plan will be made in the second month following shareholder approval. To illustrate how the Plan will work, assume that a Plan Fund has $500 million in assets on October 31, 1997. Assume further that the Plan is implemented on November 1, 1997 and that the Fund's New Assets are $50 million in November 1997, for total assets of $550 million. Under this illustration, the fees assessed under the Plan would be applied to the $50 million New Assets after adoption of the Plan, and the cost will be absorbed pro rata by all Fund shareholders. Investment performance of the Fund's assets and redemptions have no impact on the Plan. Redemptions of shares acquired with New Assets will not reduce the dollar amounts to which the Plan's fees will be applied. Any increase or decrease in the net asset value of New Assets will not affect the dollar amounts to which the Plan's fees will be applied. Increases in the net asset value of shares of a Fund existing prior to implementation of the Plan also will not increase the dollar amounts to which the Plan's fees will be applied. At no time will the fees under the Plan be applied to a level of New Assets higher than the net assets of the Fund.

      The proposed Plan would authorize use of a small percentage of assets of the Plan Funds to compensate ^ IDI for expenditures it undertakes to promote ^ distribution of shares of the Plan Funds. The Plan would limit the amount of a Plan Fund's assets which could be used for this purpose during any 12-month period to a maximum of 0.25 of 1% (25 basis points) of ^ New Assets of that Fund added after the Plan is implemented. Any increase in this rate would require consent of the Board and shareholders of the applicable Plan Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing ^ up to 1% of fund assets on an annual basis to be used to ^ compensate the distributor for the costs of distributing fund shares. ^

      Adoption of the proposed Plan will ^ increase expenses a shareholder would pay on a $1,000 investment in ^ a Plan ^ Fund (assuming a 5% annual return) by approximately $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if a Fund had a net asset value per share of $10, the deduction of the maximum ^ distribution and service fee charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Funds' securities often result in a fluctuation in the Funds' net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the ^ distribution and service charge. If the Plan had been effective at ^ July 1, 1996, based on the average daily net assets of each Plan Fund's ^ portfolio and the ^ New Assets in each Plan Fund ^ after that date, as of June 30, 1997, the estimated maximum annual payments of the Plan Funds for the twelve months then ended would have been:

                                                    Estimated Maximum
                                                      Annual Payments
      Fund                                            ($000s omitted)
      ----                                          -----------------

      Value Equity Fund                                        $497 ^
      Intermediate Government Bond Fund                         $50 ^

      ^ Operating expenses of each Plan Fund are paid from the Plan Fund's assets. Lower expenses therefore benefit investors by increasing a Plan Fund's total return. Annual operating expenses are calculated as a percentage of a Plan Fund's average annual net assets. The tables below show the expense ratios for each Fund for the twelve months ended June 30, 1997, and the estimated pro forma expense ratios for each Fund if the proposed Plan had been in effect from July 1, 1996 through June 30, 1997.

                                                                       Pro Forma
                                                              Estimated Expenses
                                       Expenses at            Including Proposed
                                     June 30, 1997                          Plan
                                     -------------            ------------------

Value Equity Fund
Management Fee                               0.75%                         0.75%
12b-1 Fee                                     None                         0.19%
Other Expenses (after absorbed expenses)     0.27%                         0.27%
Total Fund Operating Expenses                1.02%                         1.21%

Intermediate Government Bond Fund
Management Fee                               0.60%                         0.60%
12b-1 Fee                                     None                         0.12%
Other Expenses (after absorbed expenses)(1)  0.40%                         0.40%
Total Fund Operating Expenses(1)             1.00%                         1.12%

(1) Certain expenses of the Intermediate Government Bond Fund are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the Intermediate Government Bond Fund's "Other Expenses" and "Total Fund Operating Expenses" based on the Fund's expenses for the twelve months ended June 30, 1997 would have been 0.74% and 1.34%, respectively, and based on estimated pro forma expenses if the proposed Plan had been in effect from July 1, 1996 through June 30, 1997 would have been 0.74% and 1.46%, respectively.
^^

      BENEFITS TO EXISTING SHAREHOLDERS OF THE PLAN FUNDS

      Shareholders will no doubt observe that adoption of the proposed Plan may benefit the Plan Funds and INVESCO, but may wonder whether the Plan will benefit them.


      First, as noted above, it is important to understand that the Plan ^ is PROSPECTIVE in nature and will ONLY be assessed based on New Assets of the Plan Funds which ^ accrue after the Plan is implemented. ^ Therefore, the initial increases in the expenses of the Plan Funds are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to ^ New Assets on or after ^ the date on which the Plan is implemented. As the proportion of Plan ^ Fund New Assets on or after that date to the total ^ Plan Fund assets increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed 0.25% of the average annual net assets of each Plan Fund).


      The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

      o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Plan Funds;


      o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of ^ a Plan ^ Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;


      o The positive effect which increased Plan Fund assets will have on its revenues could allow INVESCO:

            o To have greater resources to make the financial commitments necessary to continue to improve the quality and level of Fund and shareholder services (in both systems and personnel) that Fund shareholders have come to expect;


            o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

            o To acquire and retain talented employees who desire to be associated with a growing organization.


      Moreover, increased assets of Plan Funds may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan. To the extent that Fund assets are increased as the result of increased sales, breakpoints in the investment advisory fee schedule (i.e., asset levels at which the investment advisory fee rate is reduced) may be reached, which would have the effect of reducing a Plan Fund's management fee. This, however, may not necessarily lead to a reduction in a Plan Fund's overall expense ratio compared to the Plan Fund's expense ratio prior to implementation of the Plan.

      Although INVESCO believes that there is a reasonable likelihood that these benefits to shareholders will occur, INVESCO can make no guarantee that these benefits will have any impact on the investment performance of any Plan Fund.


      PROTECTIONS AFFORDED SHAREHOLDERS UNDER THE PROPOSED PLAN


      The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should ^ be aware of certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.


              NO CARRYOVER OF EXPENSES

      The proposed Plan does NOT permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many Rule 12b-1 plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of Rule 12b-1 plans.

              QUARTERLY REVIEW BY THE BOARD OF TRUSTEES


      INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Trustees will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve annually the continuation of the Plan, or such Plan will terminate automatically along with the payments under it by ^ a Plan ^ Fund.


DESCRIPTION OF THE PLAN


      On May 16, 1997 the Board adopted the proposed Plan, subject to approval by shareholders of the Plan Funds. A copy of the Plan is attached as Exhibit B. The distribution and service expenses borne by each Plan Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the Independent Trustees. In addition, INVESCO has made a commitment to the Trustees to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Plan Funds.

      Each Plan Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by a Plan Fund to ^ IDI to permit it, at ^ IDI's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of each Plan Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Plan Funds) to securities dealers and other financial institutions and organizations, which may include INVESCO-affiliated companies, to obtain various distribution-related and/or administrative services (except administrative services already provided under separate agreements with INVESCO-affiliated companies) for the Plan Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Plan Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Plan Funds and their transactions with the Plan Funds.


      In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Plan Funds as may from time to time be agreed upon by the Trust and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.

      Under the Plan, the Trust's payments to ^ IDI on behalf of each Plan Fund are limited to an amount computed at an annual rate of 0.25% of each Plan Fund's average net assets ^ added after the Plan is implemented. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Plan Funds. Payment amounts by each Plan Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls^. Therefore, any obligations incurred by ^ IDI in excess of the limitations described above will not be paid by the Plan Funds under the Plan, and will be borne by ^ IDI. In addition, ^ IDI may from time to time make additional payments from its revenues to securities dealers ^, financial advisers and financial institutions that provide distribution- related and/or administrative services for the Plan Funds. No further payments will be made by the Plan Funds under the Plan in the event of its termination. Also, any payments made by the Plan Funds may not be used to finance directly the distribution of shares of any other ^ Fund of the Trust or other mutual fund advised by ^ IFG. Payments made by each Plan Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

      INVESCO will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Plan Funds, provided that such fees are legitimate and not excessive.

     The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Trust's Board, including all of the Independent Trustees, and is being submitted to the shareholders of the Plan Funds for approval at this shareholders' meeting. Under Rule 12b-1, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Trustees, and any amendment which would materially increase the amount which any of the Plan Funds may expend under the Plan also requires approval by a majority of the outstanding shares of ^ that Plan Fund. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding shares of the Plan Funds. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Trustees of the Trust are committed to the discretion of the Independent Trustees.

Basis Of Board Of ^ Trustees' Recommendations

     The Independent Trustees had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the ^ May 16, 1997 meeting the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Trust, the Plan Funds and their shareholders. At the ^ meeting, the Independent Trustees reviewed and discussed materials furnished by Fund management and also met with representatives of INVESCO.

     In connection with their consideration of the proposed Plan, the Trustees were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by ^ IFG. In addition, the Trust's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.


     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Plan Funds and their shareholders.


     The Trustees considered various factors relevant to the Plan Funds' situation, including the investment and sales history of the Plan Funds, their marketing experience using ^ IFG as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Plan Funds and their shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the Proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The ^ table below, prepared by INVESCO, ^ summarizes certain of these results by noting the percentage increase in gross ^ sales during calendar years 1992, 1993, 1994, 1995, and 1996 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted. These figures were calculated by comparing the gross ^ sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross ^ sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.


================================================================================
                                   Percent of Gross Sales Increase
  Type of Funds     ------------------------------------------------------------
                        1992        1993        1994         1995        1996
--------------------------------------------------------------------------------
INVESCO                617.99%     538.96%     442.01%     307.33%      331.58%
12b-1 Funds
--------------------------------------------------------------------------------
INVESCO Non-           146.93%     225.79%     122.27%     147.45%      291.47%
12b-1 Funds
================================================================================

     ^ These figures show that^ the gross sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross ^ sales of the INVESCO Mutual Funds without ^ such plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appears to have ^ contributed to increased gross ^ sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans. ^

     It was also represented to the Board that there would be no diminution of the promotional and marketing efforts currently maintained by INVESCO in connection with promoting sales of shares of the Plan Funds. At the meeting, it was suggested that the ^ monies made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Plan Funds in specific regional areas, as well as for general promotion and advertising of the Plan Funds. The Trustees specifically questioned ^ IFG as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Plan Funds, thereby assisting the Plan Funds by increasing the present asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced marketing effort by INVESCO on behalf of the Plan Funds, together with the ability to compensate third party ^ intermediaries for helping to sell the Plan Funds' shares and/or providing services to Plan Fund shareholders, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board, and, in particular, the Independent Trustees, would be able to monitor the nature, manner and amount of expenditures of the Plan Funds under the Plan by reviewing the quarterly reports of ^ IDI's distribution expenditures that ^ IDI is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Plan Funds to make payments thereunder, at any time.


     In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the Plan expenditures; the relationship of such expenditures to the overall cost structure of the Plan Funds; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.


     The Trustees concluded ^ that there was reasonable likelihood that the Plan Funds and their shareholders will benefit from adoption of the Plan in the following ways:


     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

     o Enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Plan Funds;

     o Increased assets of the Plan Funds could allow INVESCO to: have greater resources to make the financial commitments necessary to improve the quality and level of Plan Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and


     o The cost to the Plan Funds of the Plan would be partly offset to the extent that increased Plan Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base or possibly reaching advisory fee breakpoints more quickly).^


     The Trustees concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Plan Funds, and thus no unfair burden will fall on any group of Plan Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Plan Fund assets, the Trustees concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Plan Funds and shareholders of the Plan Funds resulting from growth in Trust assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Plan Funds by the amount of the distribution payments from assets of the Plan Funds (less any economies of scale attributable to the Plan), the Trustees were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

     The Trustees recognized that there is no assurance that the expenditures of assets of the Plan Funds to finance distribution of shares of the Plan Funds will result in additional sales of shares or in an increase in the net assets of the Plan Funds, upon which the above benefits depend. The Trustees determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Plan Funds and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

VOTE REQUIRED


     As provided under the 1940 Act, approval of the Plan with respect to a Plan Fund will require the affirmative vote of a majority of the outstanding shares of ^ that Plan Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of ^ the Plan Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of ^ the Plan Fund.

     If the shareholders of any particular Plan Fund fail to approve the Plan, the Plan will not go into effect for that Plan Fund, and that Plan Fund will not participate in the enhanced advertising and marketing effort by ^ IDI on behalf of the INVESCO Mutual Funds described above. However, the Plan will go into effect for the other Plan Fund that receives shareholder approval.


                  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND
                  THAT SHAREHOLDERS OF EACH OF THE PLAN FUNDS VOTE
                                TO APPROVE THE PLAN.


INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND AFFILIATED
COMPANIES


     ^ IFG, a Delaware corporation, serves as the Trust's investment adviser, ^ and provides other services to the Trust. ^ IDI, a Delaware corporation, is a wholly owned subsidiary of ^ IFG. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP").(1) The corporate headquarters of AMVESCAP ^ are located at 11 Devonshire Square, London EC2M 4YR, England. ^ IFG's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ^ IFG currently serves as investment adviser and, until September 29, 1997, as distributor of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997. Effective September 29, 1997, IDI will become the distributor of the Funds.

     The principal executive officers and directors of ^ IFG and their principal occupations are:

     Dan J. Hesser, Chairman of the Board, President ^ and Chief Executive Officer ^, also, President and Director of ITC; Hubert L. Harris, Jr., Director, also, ^ Chairman of INVESCO Services, Inc., ^ Chief ^ Executive Officer of INVESCO Individual Services Group; Charles P. Mayer, Director, also, Senior Vice President and Director of ITC; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of ^ IFG. Brian N. Minturn has resigned as an officer and director of IFG effective June 25, 1998 and no longer has any operational responsibilities with IFG.


--------
(1)
      The intermediary companies between INAH and AMVESCAP are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of ^ Mr. Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is ^ 1201 Peachtree Street, N.E., Atlanta, Georgia ^ 30361.

     INVESCO Capital Management, Inc. ("ICM"), serves as sub-adviser to the Funds. ICM is a wholly-owned subsidiary of INAH. ^ IFG as investment adviser, has contracted with ICM for investment advisory and research services on behalf of the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund. ICM has the primary responsibility for providing portfolio investment advisory services to these Funds. ICM also acts as adviser to the INVESCO Treasurer's Series Trust and as a sub-adviser to one of the INVESCO Variable Investment Funds, Inc. and offers investment services to U.S. institutions and wealthy individuals.

     The principal executive ^ officers and directors of ICM and their principal occupations are:

     ^ Edward C.  Mitchell,  Jr.,  Chairman  of the Board;  Wendell  M.  Starke,
Director; Frank M. Bishop, President, CEO and Director, also, President and Chief Executive Officer of INVESCO, Inc.; Terrence J. Miller, Deputy President and Director; Timothy J. Cullen, Chief Investment Officer, Vice President and Director; Thomas W. Norwood, Vice President and Director, Donald B. Shallee, Vice President and Director; George W. Herring, Vice President and Director; Thomas L. Shields, Vice President and Director; and Stephen A. Dana, Vice President and Director; A. D. Frazier, Director; Luis A. Aguilar, Executive Vice President and Assistant Secretary; Julie Skaggs, Vice President, Secretary and General Counsel; Deborah Lamb, Assistant Secretary; David Hartley, Chief Financial Officer.


     The address of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.


     Pursuant to an Administrative Services Agreement between the Trust and ^ IFG, IFG provides administrative services to the Trust, including ^ sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1996, the Trust paid ^ IFG total compensation of $191,143 in payment for such services ($37,641, $15,879 and $137,623 of such compensation was paid ^ IFG by the Value Equity Fund, the Intermediate Government Bond Fund and the Total Return Fund, respectively).

     During the fiscal year ended August 31, 1996, the Trust paid ^ IFG, which also serves as the Trust's registrar, transfer agent and dividend disbursing agent, total compensation of $1,391,761 for such services ($282,255, $156,123 and $953,383 of such compensation was paid ^ IFG by the Value Equity Fund, the Intermediate Government Bond Fund and the Total Return Fund, respectively).

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ^ AND FUND MANAGEMENT^


     The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

                                                                 Percent of
Name and Address                     Amount & Nature of          Shares of
of Beneficial Owner                Beneficial Ownership(2)   Beneficial Interest
-------------------                -----------------------   -------------------


Value Equity Fund

Charles Schwab & Co., Inc.               886,037.8350                     6.714
Special Custody Acct. For The
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

INVESCO Trust Company                    770,223.3290                     5.836
Trustee
HNTB Corporation Retirement
& Savings Plan
c/o Joan Wantanabie
1201 Walnut, Ste. 700
Kansas City, MO 64106

Bramco, Inc.                             686,432.2850                     5.201
PS & Thrift Plan
P.O. Box 32230
Louisville, KY 40232

Intermediate Government Bond Fund

INVESCO Trust Company                    648,869.6160                    18.182
Trustee
Arch Mineral Corporation
Employee Thrift Plan
City Place One, Suite 300
St.Louis, MO 63141

Charles Schwab & Co., Inc.               580,973.6720                    16.280
Special Custody Acct. For The
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Northern Trust Co. TR                    452,832.6960                    12.689
Ericson Cap & Savings Plan
Attn: Myra Baldwin-Larkins
801 S. Cosnal Flr. C-35
Chicago, IL 60607

Donaldson Lufkin Jenrette                237,707.0550                     6.661
Securities Corp.
5th Floor
P.O. Box 2052
Jersey City, NJ 07303

Total Return Fund

Charles Schwab & Co., Inc             11,663,684.2380                    17.546
Special Custody Acct. For The
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Connecticut General Life Inc.          9,274,860.5370                    13.952
c/o Liz Perda M-110
P.O. Box 2975
Hartford, CT 06104

      As of the Record Date, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of each Fund's outstanding shares.


                                   OTHER BUSINESS

      The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

      The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust, 7800 East Union Avenue, Denver, Colorado 80237. The Trust has not received any shareholder proposals to be presented at this Meeting.

                                              By Order of the Board of Trustees,

                                              /s/ Glen A. Payne
                                              ----------------------
                                              Glen A. Payne
                                              Secretary


^ September 17, 1997

                                    ^ EXHIBIT A


                       SUMMARY CONCERNING FUTURES AND OPTIONS

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing debt securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell Treasury Futures, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. The use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of debt securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy debt securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the potential rise in the value of debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy debt securities on the cash market.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Fund believes that use of such contracts could benefit the Fund, if the judgment of Fund Management was incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet daily variation margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund's current or potential investments. The Fund would be able to buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.


     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect ^ correlation between the Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.


     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

     Although the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment policies. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund would be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Fund Management will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund would do business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. (See "Options on Securities" below.) Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of ^ an option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. Similarly, the Fund could purchase a put option on a futures contract to hedge against a market decline.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option were below the exercise price, the Fund would retain the full amount of the option premium which would provide a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option was higher than the exercise price, ^ the Fund would retain the full amount of the option premium which would provide a partial hedge against any increase in the price of securities which the Fund was considering to buy. If a call or put option the Fund had written was exercised, the Fund would incur a loss which would be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures could to some extent be reduced or increased by changes in the value of portfolio securities.


     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON SECURITIES.


     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by ^ the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

     If a put option or call option written by ^ the Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund would retain the premium received from writing a put or call option whether or not the option were exercised.

     The Fund also would be able to buy or write options in privately negotiated transactions on the types of securities and indexes based on the types of securities in which the Fund were permitted to invest directly. The Fund would effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by Fund Management for monitoring the creditworthiness of those entities. The Fund is not permitted to invest in securities for which there is no readily available market. Therefore, the Fund could not invest in illiquid options.

     A put option written by a Fund would be "covered" if the Fund (i) maintained cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or
(ii) held a put on the same security and in the same principal amount as the put written and the exercise price of the put held were equal to or greater than the exercise price of the put written. A call option written by a Fund would be "covered" if the Fund owned the underlying security covered by the call or had an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option also would be deemed to be covered if a Fund held a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) were equal to or less than the exercise price of the call written or (ii) were greater than the exercise price of the call written if the difference were maintained by the Fund in cash and high-grade liquid assets in a segregated account with its custodian.

     The Fund also would be able to write covered call options for cross-hedging purposes. A call option is written for cross-hedging purposes if the Fund does not own the underlying security, and the option is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire.

     The Fund would collateralize its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and when the Fund believed that writing the option would achieve the desired hedge.


     The writer of an option ^ has no control when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since ^ the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction^." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction^." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. Effecting a closing transaction in the case of a written call option would permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, would permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited ^ liquid assets.


     The Fund would realize a profit from a closing transaction if the price of the purchase transaction were less than the premium received from writing the option or the price received from a sale transaction were more than the premium paid to buy the option; the Fund would realize a loss from a closing transaction if the price of the purchase transaction were more than the premium received from writing the option or the price received from a sale transaction were less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option likely would be offset in whole or in part by appreciation of the underlying security owned by the Fund.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS.

     The successful use of the investment practices described above with respect to futures contracts, options on futures contracts and options on draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In connection with its transactions in futures and option writing, the Fund would be required to place assets in a segregated account with the Fund's custodian bank to ensure that the Fund would be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund's assets could impede implementation of the Fund's investment policies or the Fund's ability to meet redemption requests or other current obligations.


     Options and futures  transactions  may increase  portfolio  turnover rates,
which  would  result  in  correspondingly   greater   commission   expenses  and
transaction costs and may result in certain tax consequences.

                                     EXHIBIT B

             PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1


      PLAN AND AGREEMENT made as of the [28th] day of [October], 1997, by and between INVESCO VALUE TRUST, a Massachusetts business trust (hereinafter called the "Trust"), and INVESCO DISTRIBUTORS, INC., a Delaware corporation ("INVESCO").

      WHEREAS,   the  Trust  engages  in  business  as  an  open-end  management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

      WHEREAS, the Trust desires to finance the distribution of the shares of two of its three classes or series of common stock, namely, INVESCO Value Equity Fund and INVESCO Intermediate Government Bond Fund, each of which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public (individually, a "Fund" and collectively, the "Funds"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

      WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

      WHEREAS, this Plan and Agreement has been approved by a vote of the board of trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Trustees") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

      NOW, THEREFORE, the Trust hereby adopts the Plan set forth herein and the Trust and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

      1. The Plan is defined as those provisions of this document by which the Trust adopts a Plan pursuant to Rule 12b-1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Trust retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Trust may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Trust is hereby authorized to utilize the assets of the Trust to finance certain activities in connection with distribution of the Trust's shares.

      2. Subject to the supervision of the board of trustees, the Trust hereby retains INVESCO to promote the distribution of shares of each of the Funds by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Trust and INVESCO and to provide related services.
            The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of each of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors in each Fund; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and (e) the providing of such other services and activities as may from time to time be agreed upon by the Trust. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO-affiliated companies, or third parties.

      3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of each of the Funds to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

      4. Each Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by a Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. No Fund shall be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Trust hereunder after the date of termination of the Plan and Agreement.

      5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

      6. The Treasurer of INVESCO shall provide to the board of trustees of the Trust, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph
            (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of trustees of the Trust such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

      7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Trust as defined in the Act, and shall continue in effect until [October 28, 1997], 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the board of trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding voting securities of that Fund. INVESCO, or the Trust, by vote of a majority of the Disinterested Trustees or of the holders of a majority of the outstanding voting securities of each Fund, may terminate the Agreement under this Plan as to such Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Trust as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of trustees may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.

      8. So long as the Plan remains in effect, the selection and nomination of persons to serve as trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of the trustees then in office who are not "interested persons" of the Trust. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the trustees of the Trust then in office who are not "interested persons" of the Trust.

      9. This Plan may not be amended to increase the amount to be spent by a Fund hereunder without approval of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

      10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the Agreement with INVESCO, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Trust's board of trustees in accordance with the procedures set forth in paragraph 7 above.

      11. The Trust shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of trustees meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

      12. This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the _th day of __________, 1997.


                                          INVESCO VALUE TRUST


                                          By: _________________________
                                               Dan J. Hesser, President
ATTEST: ________________________
          Glen A. Payne, Secretary
                                          INVESCO DISTRIBUTORS, INC.


                                          By: _________________________
                                               Ronald L. Grooms,
                                               Senior Vice President
ATTEST: ________________________
          Glen A. Payne, Secretary

                                 INVESCO VALUE TRUST
                              INVESCO Total Return Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Total Return Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


                                    ^ INVTRF


INVESCO VALUE TRUST
INVESCO Total Return Fund

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Vote On Proposal                                           For  Against  Abstain

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Fund^ to permit the Fund to invest in futures, options on futures, puts and calls.

^----------------------------------------      ---------------------------------
^ Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)   Date

                                 INVESCO VALUE TRUST
                     INVESCO Intermediate Government Bond Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Intermediate Government Bond Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.


                                    ^ INVIGB


INVESCO VALUE TRUST
INVESCO Intermediate Government Bond Fund

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Vote On Proposals                                          For  Against  Abstain




1. Proposal to approve changes to the investment policies  ___    ___      ___
   of the Fund^ to permit the Fund to invest in futures, options on futures, puts and calls.

2. Proposal to approve a Plan and Agreement of             ___    ___      ___
   Distribution for the Fund ^.

^------------------------------------------   ----------------------------------
^ Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)    Date

                                 INVESCO VALUE TRUST
                             INVESCO Value Equity Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Value Equity Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.


                                    ^ INVVEF


INVESCO VALUE TRUST
INVESCO Value Equity Fund

          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Vote On Proposals                                          For  Against  Abstain

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Fund^ to permit the Fund to invest in futures, options on futures, puts and calls.

2. Proposal to approve a Plan and Agreement of             ___    ___     ___
   Distribution for the Fund ^.

^------------------------------------------   ----------------------------------
^ Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)     Date